                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  SEPTEMBER 10, 2001
                                                   ----------------------------


                                OPEN MARKET, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


          0-28436                                        04-3214536
----------------------------                  ---------------------------------
 (Commission File Number)                     (IRS Employer Identification No.)


ONE WAYSIDE ROAD, BURLINGTON, MASSACHUSETTS                          01803
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(Address of Principal Executive Offices)                           (Zip Code)


                                 (781) 359-3000
-------------------------------------------------------------------------------
               Registrant's Telephone Number, Including Area Code


                                 NOT APPLICABLE
-------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS

         On September 10, 2001, Open Market, Inc., a Delaware corporation (the "Registrant"), entered into an amendment (the "Amendment") to the Agreement and Plan of Merger (the "Merger Agreement"), dated August 15, 2001, by and among divine, inc., a Delaware corporation ("divine"), DI1 Acquisition Company, a Delaware corporation and a wholly-owned subsidiary of divine (the "Merger Sub"), and the Registrant pursuant to which the parties agreed that all shares of the Registrant's common stock, $.001 par value per share issued
(1) upon exercise of certain options and warrants of the Registrant, as specified in the Merger Agreement, and (2) after August 3, 2001, under the Registrant's 1996 Employee Stock Purchase Plan or 2001 Employee Stock Purchase Plan, shall be excluded from the denominator of the Exchange Ratio (as defined in the Merger Agreement).

         A copy of the Amendment is attached to this Current Report on Form 8-K as Exhibit 2.1.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      EXHIBITS

EXHIBIT NO.                     DESCRIPTION
-----------                     -----------

2.1 Amendment, dated September 10, 2001, to Agreement and Plan of Merger, dated August 15, 2001, by and among divine, inc., DI1 Acquisition Company and the Registrant.


                                      -2-


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 14, 2001                      OPEN MARKET, INC.


                                              By:  /s/ EDWARD DURKIN
                                                   ----------------------------
                                              Edward Durkin
                                              Vice President and
                                              Chief Financial Officer


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